UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 27, 2015

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One StarPoint, Stamford, Connecticut		06902
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(203) 964-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Starwood Hotels & Resorts Worldwide, Inc. (the “Company”) had entered into a Severance Agreement, dated August 18, 2014 (the “Severance Agreement”), with Thomas B. Mangas, the Company’s Executive Vice President, Chief Financial Officer. Under the Severance Agreement, if, following a Change in Control (as defined in the Severance Agreement), Mr. Mangas’ employment is terminated (including certain anticipatory terminations as described in the Severance Agreement) without “cause” or with Good Reason (as defined in the Severance Agreement), Mr. Mangas would receive, among other things, a lump sum cash payment equal to two times the sum of his base salary and the average of the annual cash incentives earned in the three fiscal years ending immediately prior to the termination fiscal year (or, if higher, the annual cash incentive earned in the immediately prior fiscal year). On May 27, 2015, the Compensation Committee of the Board of Directors of the Company approved a change to the Severance Agreement, which clarifies that any such calculation with respect to 2014 would reflect Mr. Mangas’ non-pro-rated target bonus ($700,000), rather than the pro-rated bonus that he received after he joined the Company on September 29, 2014.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 28, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”).

The following describes the matters considered by the Company’s stockholders at the Annual Meeting and the results of the votes cast at the Annual Meeting:

1. The stockholders voted to elect the following directors by the votes indicated:

				BROKER
NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES
Adam M. Aron	127,633,808	829,408	155,224	10,336,075
Charlene Barshefsky	126,834,573	1,630,331	153,536	10,336,075
Thomas E. Clarke	128,054,234	409,513	154,693	10,336,075
Clayton C. Daley, Jr.	128,302,987	159,793	155,660	10,336,075
Bruce W. Duncan	125,516,394	2,958,628	143,418	10,336,075
Lizanne Galbreath	128,125,511	338,249	154,680	10,336,075
Eric Hippeau	126,918,343	1,545,702	154,395	10,336,075
Aylwin B. Lewis	126,681,840	1,780,544	156,056	10,336,075
Steven R. Quazzo	126,941,064	1,521,728	155,648	10,336,075
Thomas O. Ryder	126,812,760	1,651,373	154,307	10,336,075

2.	The stockholders voted, on a non-binding advisory basis, to approve the following resolution:

“RESOLVED, that the Company’s stockholders hereby approve, on a non-binding advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in our Proxy Statement for the 2015 Annual Meeting of Stockholders.”

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
126,162,634	2,063,245	392,561	10,336,075

3.	The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
138,173,471	612,440	168,604	N/A

4.	The stockholders voted to approve the Starwood Hotels & Resorts Worldwide, Inc. Annual Incentive Plan for Certain Executive Officers (As Amended and Restated February 2015).

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
126,812,255	1,574,110	232,075	10,336,075

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

June 2, 2015	By:	Kristen Prohl

Name: Kristen Prohl
Title: Vice President,Chief Regulatory Officer